Q4 2024 Investor Presentation EXHIBIT 99 This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as February 25, 2025. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2 Q4 2024 Quarterly Overview 4 One company with three businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 NUVERA Fuel Cell Business 3 FOR EACH BUSINESS Board of Directors ● CEO ● P&L and balance sheet ● Tailored incentive plans

REVENUES OPERATING PROFIT ADJUSTED OPERATING PROFIT(2) NET INCOME ADJUSTED NET INCOME(2) 5 Hyster-Yale at a Glance – Q4 2024 $1.1B $32M $54M $10M $26M CONSOLIDATED SEGMENTS $M LIFT TRUCK(1) BOLZONI(1) NUVERA(1) Operating Profit (Loss) $45 $(4) $(8) Adjusted Operating Profit (Loss)(2) $62 $(0) $(8) ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted operating profit (loss) and Adjusted net income (loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 67. Key Takeaways – Q4 2024 6 2025 FINANCIAL OUTLOOK IMPROVING FINANCIAL LEVERAGE 47% DEBT TO TOTAL CAPITAL down 800 Bps* vs. prior year 18% WORKING CAPITAL PERCENTAGE OF SALES improved 300 Bps* vs. Q3 ‘24 INCREASED BOOKINGS $400M UNIT BOOKINGS VALUE +8% vs. Q3 ‘24 $1.9B UNIT VALUE BACKLOG ~5-month production foundation SOLID EXECUTION AGAINST STRONG PY $1.1B REVENUE +4% vs. prior year $54M ADJUSTED OPERATING PROFIT(1) +10% vs. prior year $26M ADJUSTED NET INCOME(1) +4% vs. prior year *Bps: Basis points (1) Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 67. Year-over-year revenues and profits expected to significantly decline vs. robust 2024 results Strong cash flow from operations comparable to 2024 Inventory efficiency improvements expected HY CONSOLIDATED LIFT TRUCK(1) BOLZONI(1) NUVERA(1) Q4 2024 Q3 2023 VARIANCE Q4 2024 Q4 2024 Q4 2024) Revenues $1,068 $1,027 $41 $1,022 $83 $0 Adjusted Operating Profit (Loss)(2) $54 $49 $5 $62 $0 $(8) Adjusted Net Income (Loss)(2) $26 $25 $1 Adjusted EBITDA(2) $65 $61 $4 $70 $3 $(7) ($M) Results for Q4 2024 vs. Prior Year 7 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted Operating Profit (Loss), Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 67. • Revenue: $1B, +4% y/y ‒ Favorable sales mix ‒ Americas pivot toward higher-value Class 4 and 5 offset by EMEA shift to lower average revenue Class 3 • Adj. operating profit: $62M, +15% y/y ‒ Gross profit decline y/y due to cost inflation-related variances and warranty cost increases ‒ Decreased SG&A from lower employee- related expenses LIFT TRUCK • Revenue: $83M, 5% lower y/y ‒ Lower-margin sales mix and decreased volumes • Adj. operating loss: $0.1M, +104% y/y ‒ Lower-margin sales mix and manufacturing inefficiencies ‒ Loss on sale of non-core business. BOLZONI • Revenue: $0.4M; higher y/y ‒ Ongoing hydrogen supply constraints and heavy-duty electric vehicle development program delays restrained growth • Adj. operating loss: flat y/y ‒ Improved margin from cost reduction actions offset by higher product development and facility lease costs NUVERA FUEL CELLS Quarterly Cash and Debt Positions 8 As of 12/31/24: • ~$97M of Cash on hand • Unused Borrowing Capacity ~$290M • Working Capital to Sales ratio: 18%; Target 15% ‒ Inventory lower ~$100M vs. Q3 ‘24 ‒ Inventory efficiency improvements remain a key priority • Dividends paid: ‒ FY 2024: $24M • Stock repurchases: Q4 ’24 ~$5M Q4 2024 CASH FLOW ACTIVITY 344 47% 30% 40% 50% 60% 70% 80% 100 200 300 400 500 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 Q4'22 Q2'23 Q4'23 Q2'24 Q4'24 Net Debt Debt to Total Capital % CONTINUED DEBT TO TOTAL CAPITAL IMPROVEMENT ($M) 90 0 50 100 150 200 250 300 350 2025 2026 2027 2028 US EMEA ABL & TLB MATURITIES 300 225 15(1) ABL(2) TLB(3) ($M) (1) Amortizing principal: ~$2.2M per year (2) ABL: Asset Backed Loan expires June 2026 (3) TLB: Term Loan, final payment due May 2028

9 Significant revenue and profit decline from robust prior year FY 2025 Outlook • Lower revenue compared to 2024 due to legacy product phase out • Operating profit improvement vs. 2024 ‒ Improved product margins largely due to legacy phase-out ‒ Reduced operating costs BOLZONI • Revenues significantly lower vs. 2024 ‒ Lower 2024 bookings market driving lower 2025 production ‒ Qtrly. production cadence increases across 2025 • Substantial operating profit decrease vs. 2024 ‒ Margins impacted by increased competitive dynamics ‒ Higher costs to propel strategic initiatives LIFT TRUCK NUVERA • Revenue above 2024 ‒ Higher shipments incl. new products • Operating results improve vs. 2024 ‒ Lower costs stemming from reduction in force ‒ Increased product development costs including for mobile charging products HYSTER-YALE, INC. • Significant decreases in revenues, production levels and profits vs. 2024 • Strong cash flow from operations comparable to 2024 level ‒ Working capital efficiencies, focused on inventory management Company Overview & Strategy Image Placeholder Use same image as slide 1; blend of all brands/solutions REVENUES OPERATING PROFIT ADJUSTED OPERATING PROFIT(2) NET INCOME ADJUSTED NET INCOME(2) 11 Hyster-Yale at a Glance – Full Year 2024 $4.3B $245M $267M $142M $159M CONSOLIDATED SEGMENTS $M LIFT TRUCK(1) BOLZONI(1) NUVERA(1) Operating Profit (Loss) $277 $9 $(41) Adjusted Operating Profit (Loss)(2) $295 $13 $(41) ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted operating profit (loss) and Adjusted net income (loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 67. 12 One company with three businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 EMEA 16.4% Americas 74.8% Bolzoni 4.5% NUVERA Fuel Cell Business 3 2024 *JAPIC: Japan, Asia Pacific, India, China ~0% Nuvera ($M) CONSOLIDATED FINANCIALS Revenues Adjusted Operating Profit(1) Adjusted Net Income(1) SALES BY SEGMENT JAPIC* 4.3% (1) Adjusted operating profit (loss) and Adjusted net income (loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 67. 2024 $4,308 $267 $159

Vision:
Transforming the way the world moves materials from Port to Home

HYSTER-YALE



ATTACHMENTS



LIFT TRUCKS



FUEL CELLS

BOLZONI AURAMO MEYER | HYSTER Yale maximal SUMITOMO NACCO FORKLIFT | NUVERA FUEL CELLS

Transformation focused on reducing impact of material movement on people, environment and the economy driven by the imagination and creativity of our team

13

Mission:
Providing Optimal Solutions & Excellent Customer Care

We make our customers two promises



OPTIMAL SOLUTIONS

- Understand customers' applications and needs for equipment/power options
- Provide optimal solutions
- Enhance customer productivity at lowest cost of ownership



CUSTOMER CARE

- Never let customers down
- Engagement and solutions through lifecycle
- Increase value in solutions offerings

ICARE Values Integrity • Commitment • Accountability • Respect • Excellence

14

Lift Trucks are Integral to Our Lives

Products are handled numerous times by a forklift before they reach the end customer


Cotton T-Shirt
Forklift Usage Estimates
Cotton
Textile
Product
Customer
Retail
Warehouse
Port
23
POTENTIAL FORKLIFT TOUCHES


Building Lumber
Forklift Usage Estimates
Timber
Logs
Building Site
Supply Store
Lumberyard
14
POTENTIAL FORKLIFT TOUCHES

15

Global Leader of Material Handling Solutions

Serving customers globally, regionally and locally using an industry- and customer-focused approach


HEADQUARTERS
LIFT TRUCK PRODUCTION
LIFT TRUCK DESIGN
BOLZONI PRODUCTION
NUVERA DESIGN & PRODUCTION

8,600 GLOBAL EMPLOYEES

GLOBAL INDUSTRY COVERAGE

- Industry application focus
- Full-range of classes 1 to 5 lift trucks
- Integrated technologies to reduce cost of ownership and enhance safety
- Full-range of attachments and power options, including fuel cells

REGIONAL OPERATIONS

- Focused design centers
- Regional production and parts centers

LOCAL SALES & SERVICE*

- HY and capable dual-brand dealers' business models aligned
- Entrepreneurial customer-focused dealers
  - ~3,200 sales professionals
  - ~10,200 technicians

*Detailed information on number of dealers available in appendix on page 77.

16

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

Technology Solving Challenges

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation



H_2

ELECTRIFICATION
Fuel cells and smart batteries

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable products

*Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

HYSTER-YALE 17

100+ Years of Leading Innovations and Operational Excellence

Full Range of products, power options and solutions

~2,500 lbs — CAPACITY — 100,000+ lbs

ELECTRIC			INTERNAL COMBUSTION (ICE)		CLASS 1	CLASS 5
CB*	WAREHOUSE		COUNTERBALANCED		BATTERY/FUEL CELL	ICE
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	BIG TRUCKS: 8 to 52 TON	



*CB: Counterbalanced trucks

TECHNOLOGY SOLUTIONS	POWER OPTIONS	ATTACHMENTS
Automation • Operator Assist • Telematics	Electric • Hydrogen • ICE	Clamps • Rotators • Multipallets • Forks



HYSTER-YALE 18

Unique Business Model

Efficient capital deployment targeting high returns



CAPITAL EFFICIENT INVESTMENTS
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

INVESTMENT PRACTICES

Focus on investments in areas of expertise over investments that require high capital carrying costs



OPTIMIZE CAPITAL DEPLOYED
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

FINANCIAL TARGETS

>20%
ROTCE*

7%
operating profit margin
Lift Truck + Bolzoni

15%
Working capital as % of sales

*ROTCE: Return on Total Capital Employed

HYSTER-YALE 19

Operating Structure Optimized to Deliver Customer-Centric Solutions Through Our 3 Businesses

CUSTOMERS
- Global
- Full product line
- Solve biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full customer potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thoughts and actions

HYSTER-YALE 20

Well-Defined, Long-Term Strategies Across All Businesses

Service plus technology capabilities enhance the core and accelerate performance

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

GROWTH IN CORE
- Growth through our Economic engine
  - Consistent, pressure tested roadmap for GDP+ increases
- Growth through industry expansion

ENHANCE COMPETITIVE ADVANTAGE
- Evolutionary Service solutions enhance core growth
- Revolutionary Technology solutions accelerate growth
- Accretive to core GDP+ growth

POSITION FOR FUTURE GROWTH
- Accretive capital allocation
- Investing in strategic initiatives
- Commercializing fuel cell technology

Management incentives aligned with long-term value creation and shareholder success

HYSTER-YALE
21

Our Economic Engine Drives Compounding Growth

Five core strategies to transform HY's competitiveness, market position and economic performance over time, each supported by strategic projects

Worldwide Distribution Strength to Drive **Market Share**

Geographic and Product Balance

Volume **Economies of Scale**

Provide lowest cost of ownership, while enhancing productivity for customers

Be the leader in independent distribution

LIFT TRUCK BUSINESS

Be the leader in the delivery of industry- and customer-focused solutions

Adaptable, agile, problem-solving business

NUVERA

Be a leader in fuel cells and their applications

BOLZONI

Be the leader in the attachments business

Parts and Service Volume

Large Lift Truck Population in Service

Specific Corporate, Lift Truck, Bolzoni and Nuvera Projects

HYSTER-YALE
22

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Solutions-based industry approach

Market Growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions
  - Automation
  - Green energy

Commercial Discipline & New Products

CASH GENERATION



- "Center of gravity" suppliers
- Manufacturing footprint optimization
- WC* efficiency

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT


HYSTER
Yale

- Independent distribution
- Partner collaboration

Smart Investments

*WC – Working Capital

HYSTER-YALE
23

Our Superpower, Easy to Understand, Hard to Replicate

Sustainable competitive advantage through disciplined, global cross-functional projects


EDISON AWARDS
SILVER

THICKET OF ACTIVITIES ▸
Cross-company projects

CULTURE ▸
Discipline, problem solving

MOMENTUM ▸
Synergistically accelerating results

ACCOMPLISHMENTS
Systematic, mission driven, relentless

HYSTER-YALE
24

Fuel Cell Business: NUVERA One Company, Three Synergistic Businesses 25 Executing on growth strategies with a margin and cash emphasis Core Business: LIFT TRUCKS Attachment Business: BOLZONI Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network Long-Term Financial Objectives REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 27 Progress toward Lift Truck & Bolzoni long-term targets key to long-term HY results Strategy Execution Accelerating Progress + + = 28 Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni REVENUE WORKING CAPITAL % SALES(1) ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2020 2021 2022 2023 2024 Future GDP++ $M (4%) (2%) 0% 2% 4% 6% 8% 7% Target (10%) 0% 10% 20% 30% Sustain at 20%+ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Refer to definitions and reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 67. 2020 2021 2022 2023 2024 Future 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 2024 Future 15% Target 2020 2021 2022 2023 2024 Future

Accretive Capital Allocation Framework

Generating consistent cash flows at Lift Truck and Bolzoni and making disciplined investments

Efficient Fixed Cost Utilization | Effective Working Capital Management | Capital Productivity

Strong Operating Cash Flow

Consistent use of Cash:

- Routine Debt Service
- Maintenance CapEx *~ equal to depreciation*
- Nuvera Funding
- Research and Development *product line evolution*
- Reliable Dividends *reflect business confidence*

Focus on balance sheet strength and flexibility

Excess Free Cash Flow

Reduce Leverage | Fuel Growth and Efficiency | Acquire Capabilities | Additional Shareholder Return

ROTCE Goal: >20%

29

Our Path to Long-Term Value Creation

Rising core financial performance enhanced by fuel cell growth business

2024

- Revenue: **$4.3B**
- Adjusted Operating Profit & Margin[(1)]: **$267M / 6.2%**
- Cash from Operations: **$171M**

Profitable growth → Free cash flow generation

- Revenue Growth: **GDP++**
- Operating Profit: **7% Sales**
- Working Capital: **15% Sales**

FUTURE

- Revenue: **>$5B**
- Operating Profit & Margin: **>$350M / 7%**
- Cash from Operations: **>$300M**
- ROTCE: **>20%**

CORE +

NUVERA FUEL CELLS **is a Valuation Multiplier**

- A leader in the emerging hydrogen economy
- Significant nearer term commercial opportunities in mobile charging energy

(1) Adjusted operating profit is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 67.

30

HY - A Solid Long-Term Investment Option

Innovative, disciplined, long-term focused company

HYSTER-YALE

FUEL CELL BUSINESS

- Venture / technology industry provides significant growth opportunities
- Next generation technology / patents in fuel cell
- Building for the future
- Focused on increasing revenues near term

LIFT TRUCK & ATTACHMENT BUSINESS

- Established industry provides consistent growth potential
- High barriers to entry
- Profit generation from new products / technology and market penetration
- Strong operating cash generation potential

INCREASING SHAREHOLDER VALUE

- Combining innovation and discipline to create strong outcomes

31

Overall Investment Thesis

Focused business portfolio and capabilities for long-term growth

ATTRACTIVE GLOBAL MARKETS
Support solid long-term growth potential in our 3 businesses

TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS
Solving our customers' most difficult problems

HYDROGEN FUEL CELL SOLUTIONS
Diverse portfolio of energy efficient products

STRONG FINANCIAL RESULTS
Drive accretive capital allocation

32

Lift Truck Business Transforming the way the world moves materials from Port to Home. 34 Diversified across regions and product classes Improved Lift Truck Business Financial Performance 2.7 2.9 3.4 3.9 4.1 2020 2021 2022 2023 2024 LIFT TRUCK REVENUES • Solid growth trend • Significantly improved margins • Improving cash flow trend UNIT REVENUE BY CLASS 25% Class 1 Electric 9% Class 2 Electric 6% Class 3 Electric 14% Class 4 ICE Class 5 ICE 46% ADJUSTED OPERATING PROFIT MARGIN(1) 3.2% (1.1%) (0.3%) 5.9% 7.2% (4%) (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 2024 Target 7% Source: Company FY 12/31/24 Unit Revenues ($B) (1) Adjusted Operating Profit Margin is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 67. 22% Industrials Full-line global lift truck manufacturer serving a broad group of end markets 14% Service, Rental & Other Electric Units Aftermarket 7% Independent Dealers 35 Revenue Diversification 2024 LIFT TRUCK SALES BY PRODUCT _____________________ (1) Includes Big Truck sales that represent 12% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. 2024 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) (1) 2024 LIFT TRUCK DISTRIBUTION CHANNEL MIX 77%23% Major Accounts Food and Beverage 23%27% Retail and Durable Goods Logistics 27% ICE 47% 32% Large installed lift truck base drives parts sales ~ 1,014K units @ 12/31/24 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 2,132 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 CAGR (2014 – 2024) = 7% (units in thousands) Global Lift Truck Industry Size* including China _____________________ Trend line including China represents 7% 11-year CAGR Average Industry Size. Trend line excluding China represents 5% 11-year CAGR Average Industry Size. Market linked to worldwide movement of all goods Global Lift Truck Industry Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 52% Class 3 Electric 1% Class 4 ICE Class 5 ICE 23% _____________________ Source: WITS*. 9/30/24 Orders Reports ICE = Internal Combustion Engine Americas EMEA Asia-Pacific China 36 Estimate** 820 858 905 1,010 1,095 1,027 982 1,499 1,427 1,252 1,267 0 300 600 900 1,200 1,500 1,800 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 Global Lift Truck Industry Size* excluding China Estimate**(units in thousands) CAGR (2014 – 2024) = 5% Right: chart excludes Chinese market, which consists largely of Chinese OEMs that do not reflect HY’s primary customer base. Significantly above trend ’21-’22 Significantly above trend ’21-’22 Source: WITS*. Represents annual order intake through 9/30/24. ** Estimate: FY24 based on WITS information through 9/30/24 and company estimates. WITS Industry Data reported one quarter in arrears.

Industry and HY Lift Truck Revenue

Diversified across regions and product classes

Industry Unit Revenue by Region



21%
Asia-Pacific / Japan
EMEA 34%
China 16%
Americas 29%
Estimated Industry Revenue Mix
Source: Internal Company estimates through 12/31/2024

HY Unit Revenue by Region



Source: Company: FY 2024 Unit Revenue
Note: Units sold direct by SN JV are not included
4%
Asia-Pacific / Japan
1%
China
EMEA 19%
Americas 76%

Industry Unit Revenue by Class



Estimated Industry Revenue Mix
Source: Internal Company estimates through 12/31/2024
Class 5* 43%
Class 1* 33%
Class 2* 12%
Class 3* 10%
2%
Class 4

HY Unit Revenue by Class



Source: Company: FY 2024 Unit Revenues
Class 5* 46%
Class 1* 25%
Class 2* 9%
Class 4* 14%
6%
Class 3*

Takeaway

HY revenue mix weighted toward the Americas

HY revenue mix weighted toward higher-value Class 4 & 5 units

*Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine)

HYSTER-YALE MATERIALS HANDLING
37

Growth Potential On Top of GDP+ Market

Evolving capabilities align with market growth elements



HY COMPETITIVE ADVANTAGES
Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance
Revolutionary GDP++
Technology to Enhance User Outcomes
Robotics
Operator Assist
Telematics
Modular, Scalable
Installation, Commissioning
Electrification
Warehouse Engineered Solutions
Evolutionary
Services Provided to Customers
Independent Dealers
Connected Lift Trucks
Subscription Support
Fleet & Consulting
Customer Care (HYCare)
Economic Engine GDP+
Core Lift Truck Products
Breadth
Scalability
Modular Design
Exclusive Features
Integrated Solutions

HYSTER-YALE MATERIALS HANDLING
38

Key Opportunities for Market Share Growth

Leverage global capabilities to achieve share potential across markets

LIFT TRUCK MARKET PENETRATION



Total Market Size
China(1) Market
Growth Opportunity
Americas
EMEA
JAPIC
Hyster-Yale
Others

REGIONAL GROWTH POTENTIAL

- Modular, scalable products fit for region
- Globally enhanced sales process & capabilities
- Strengthening *AsOne* distribution
- Focused leadership, talent and organization

AMERICAS WAREHOUSE VS. INDUSTRIALS



Total Market Size
Growth Opportunity
Warehouse
Industrials
Hyster-Yale
Others

INDUSTRY GROWTH POTENTIAL

- New warehouse-focused Yale® branding
- Specialization + emerging technology solutions
- Evolving electrification capabilities
- Enhanced industry focused coverage

(1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs

Source: WITS shipments* data LTM 12/31/23 and Company shipments LTM 12/31/23
WITS shipments data available 6 mos. in arrears.

HYSTER-YALE MATERIALS HANDLING
39

Expanding Solutions Address Global Industry Requirements

Enhancing competitive capabilities through product breadth, scalability and technology

BREADTH



Complete product range to serve nearly every application

MODULAR / SCALABLE PLATFORM



Simplifies operations; maximizes configurability; generates enhanced profits

ELECTRIFICATION



Rapidly adding electrification power options for all models to support zero emissions

EMERGING TECHNOLOGIES



Practical innovations across platforms simplify adoption

HYSTER-YALE MATERIALS HANDLING
40

Core Product Strategy – Modular & Scalable Platforms

The Right Truck, at the Right Price for the Right Application
- 9 component modules; commonality enables design, assembly and parts synergies
- Modules scale up/down with interchangeable price/function/value components

Supply Chain & Manufacturing Optimization
- Concentration/growth of global sourcing partners
  - Goal: ~70% supplier reduction over next 4 years
- Transition to localized supplier production and managed inventory
  - JIT* sequenced assemblies reduce working capital
- Standardized global tools/processes drive manufacturing agility/configurability
- Technology/automation optimize labor, safety and performance
- Global core production capabilities/capacity optimize cost

Provides increased market share, profitability, cash efficiency & improved working capital levels

Modular, Scalable, 2- to 3.5-ton ICE** Truck Shipments Accelerating



Americas
EMEA
JAPIC (1)
0.3%(2)
2%
6%
11%
2021
2022
2023
2024

(1) Shipments began late Q1 '24; 146 trucks shipped as of 12/31/24. Product line available in value/standard/premium configurations.
(2) Percentages represent modular, scalable shipments as % of total unit shipments.

*JIT: Just in Time
**ICE: Internal Combustion Engine

HYSTER-YALE MATERIALS HANDLING
41

Solving Customers' Problems with Emerging Technologies
Innovations driving breakthrough results



DATA ANALYTICS
Telemetry data helps improve operator safety, TCO* and productivity
81,000+
Active units
Projected Growth 7%+ per year**



SMART MACHINES
Operator assist systems help reduce incidents and damage; lowers TCO
8,300+
HY units in field
Projected Growth 20%+ (7-year CAGR)**



FULL AUTOMATION
Robotic lift trucks lower labor costs, product damage and TCO
700+
HY units in field
Projected Growth 25%+ (7-year CAGR)**



ZERO EMISSIONS (ZE)
Lithium-ion & hydrogen fuel cells open path to decarbonization
< 100 units
ZE Heavy-Vehicle units in field
Projected Growth 50%+ (7-year CAGR)**

Digitization • Automation • Decarbonization

*TCO: Total Cost of Ownership.
**Source: Internal company estimate.

HYSTER-YALE MATERIALS HANDLING
42

WIN: Operator Assist Systems with Object Detection
Ideal solution leads to new customer and business growth

TARGETED CONQUEST CUSTOMER
- Membership-only warehouse club store
- ~ 600 stores in the U.S. and Puerto Rico
- Customer serviced by competitor
- Greenfield site looking to reduce costly incidents

CUSTOMER'S BIGGEST CHALLENGES
- Pedestrian safety concerns during busy times
- Costly safety incidents
- High product damage and costs



HY WINNING PACKAGE
12 Operator Assist Units + Object Detection
- Knowledge and understanding of customer's facilities and needs leads to new business win
- Proven technology helps promote enhanced reaction time between operator and pedestrians, helping reduce incidents
- Ability to increase efficiency/reduce damages

HYSTER-YALE MATERIALS HANDLING
43

Major Electrification Projects
Capitalizing on electric truck advancements where ICE* has traditionally dominated

KEY PROJECTS

Projects are helping customers meet port-equipment decarbonization regulations/requirements:
- Currently operating electrified fuel cell materials handling equipment:
  - Container Handler at Port of Los Angeles, USA
  - Reach Stacker at Port of Valencia, Spain
  - Terminal Tractor at Port of Hamburg, Germany
- Expected delivery of electrified fuel cell Empty Container Handler at Port of Hamburg, Germany
- Expected delivery of 10 zero-emission battery-powered terminal tractors to APM Terminals for Port of Mobile, USA
- Exploring options for additional electrification projects in European Union and United States



CMA CGM
HYSTER

*ICE: Internal Combustion Engine
List is based on current information and subject to change.

HYSTER-YALE MATERIALS HANDLING
44

Upcoming Product Launches

EXPECTED LAUNCHES IN H1 2025

- New modular 2- to 3.5-ton Pneumatic ICE* Standard & Value Configurations for Americas & EMEA regions
- New modular 1-2.0 ton pneumatic and 1-3.5-ton cushion products for Americas & EMEA regions
- New modular 2- to 3.5-ton electric counterbalance product
- Localization of 10-18 Ton CB** ICE truck for China and AP regions
- New 2-ton Platform Pallet Truck Standard Configuration for AP region
- New entry level stacker 1.2 ton for all regions
- New modular 1-2.0 ton 3 Wheel Stand up CB products for Americas region
- Targeted introductions of internally developed, modular automated trucks for Americas region
- Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for global regions



*ICE: Internal Combustion Engine; **CB: Counterbalanced
List is based on current information, actual launch timing dependent on markets and customers.

HYSTER-YALE MATERIALS HANDLING
45

HY's Automation Journey

Flexible solution to reduce labor costs and total cost of ownership

1 ORIGINAL SOLUTIONS

Generation 1 automated truck options launched in 2016



2 CUSTOMER SUCCESS

Generation 1 successful installation at large consumer goods customer site



DETAILS

- 505 trucks delivered
- 83 units on current order
- 8 locations fully installed
- 2 international locations to be added in 2025

3 INTERNALLY DEVELOPED AUTOMATION

Generation 2 automated lift trucks, Hyster Atlas™ and Yale Relay™, testing at customer locations; co-developing automation software with 3rd party technology provider



KEY BENEFITS

- Technology full supported by HY and its dealer network
- HY automated lift truck portal is simple, adaptable and easy-to use
- Lower total cost of ownership and clearer return on investment

HYSTER-YALE MATERIALS HANDLING
46

Leveraging Independent Distribution to Win

Delivering exceptional customer experience while increasing capital efficiency

Independent DISTRIBUTION Model

SYNERGY

- Differentiated *AsOne* value to customer
- OEM and dealer aligned business models
- Optimizes long-term strategy and agility

DEALER

- Exclusive, independent distributors worldwide
  - Working to increase dual-branded dealerships as markets mature
- Entrepreneurial customer focus
- Investment in dealer/retail excellence

HYSTER-YALE

- Coordination of dealer and major account coverage
- Commercial leadership and enablement
- Solution-focused capital investments
- High return on total capital employed

HYSTER-YALE MATERIALS HANDLING
47

Lift Truck Business is the Core Platform for Delivering Value

Vehicle for high-margin solutions and service growth

KEY TAKEAWAYS

- Experienced, global market leader
- Mature lift truck industry provides core platform for growth
- GDP+ market growth with HY share upside potential
- Strategically positioned for profit expansion across business



HYSTER-YALE MATERIALS HANDLING
48

Bolzoni Attachments Need a good Bolzoni photo on a Hyster truck Transforming the way the world moves materials from Port to Home. Award-winning Attachment Business makes HY leading industry player Bolzoni Attachments are Critical to Productivity Solutions 50 Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer ADJUSTED OPERATING PROFIT MARGIN(1) 0.4% (0.5%) 1.7% 4.1% 3.5% (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 2024 NET SALES BY PRODUCT LINE Diversified across regions and product classes Accelerating Financial Performance 51 NET SALES • Stable net sales despite a decrease in lift truck market Target 7%284 348 356 375 379 2020 2021 2022 2023 2024 54% Attachments 2% Lift Tables 7% Forks 37% Legacy Components Source: Company FY 12/31/24 Unit Revenues ($M) (1) Adjusted operating profit is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 67. BOLZONI ATTACHMENT MARKET PENETRATION* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 52 EMEA Americas JAPIC To ta l M ar ke t S ize Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH

Driving Growth, Industry by Industry

Leveraging high-quality, respected brands and products in growth industries

ONE COMPANY BOLZONI THREE BRANDS

BEVERAGE



Meyer
Innovative double-pallet handler; industry-standard; productivity multiplier

HOME APPLIANCES



Bolzoni
High-tech carton clamp helps reduce product damage

PULP & PAPER



Auramo
Paper roll clamps well-respected industry brand

AUTOMOTIVE & 3PL*



Preferred supplier of high-performance rotating tire clamp in growth industries

*3PL: Third-Party Logistics

53

Product Development Focus Feeds Growth

Solving customers' challenges through product and technological development



Customer input: new handling-application needs
Research & Development solving challenges
New products / technology developed
Sales growth

FUTURE DEVELOPMENT

- AGVs growing in specific industries
- Collaborating with AGV manufacturers for integrated attachments





RECENT PRODUCT LAUNCHES



easy-MOVE 4.0

- Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options



HA Telescopic Clamp

- Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces.

54

WIN: Multinational Consumer Electronics Retailer

Ideal solution leads to 60% reduction in TV damages

TARGET CUSTOMER

- Large consumer electronics retailer
- 10 Distribution Centers (DC's) and 100's of store locations
- Aged 375 carton clamp fleet; replace over 4-year period
- Account served by competitor

CUSTOMER'S BIGGEST CHALLENGES

- Varying product sizes, packaging and weight required multiple carrying configurations
- Frequent product damage during transport,
- Reduced efficiency for DC's and retail stores



DC DAMAGE
CUSTOMER
STORE DAMAGE





BOLZONI'S WINNING PACKAGE

Initial Order of 30 Easy-Move TV Clamps

- Customized clamp design based on knowledge and understanding of customer's needs
- On-site demo revealed clamp benefits
- Allows for faster product transport and ability to reduce damage
- Post clamp installation, customer confirmed **60% reduction in TV damage** during transport

55

Clear Path to Achieving Profitability Goals

Substantial opportunities to reach consistent profitability at target margin

ADDRESSABLE MARKET GROWTH

- New attachment products
- Increase Americas and JAPIC market participation and share

PRODUCT MARGIN EXPANSION

- Increase in higher-margin, technologically-advanced products expected

IMPROVED EFFICIENCIES CREATE SYNERGIES

- One company, 3 brands allows for an agile, unified market approach

STRONG OEM RELATIONSHIPS DIVERSIFY REVENUE

- Sell to HY and other leading OEMs

OEM TOP CUSTOMERS



5%
Other OEM
9%
OEM 4
38%
OEM 1
2024*
20%
OEM 3
28%
OEM 2

*Excludes cylinder sales to HY

56

Bolzoni, a Strategic Multiplier for HY


Sell to Everyone; deepen and diversify relationships
Disciplined execution and operational efficiencies
Working capital and cash improvements focus
Enhance HY market penetration opportunities in EMEA
ENHANCES HY VALUE CREATION
Developing future talent to sustain business fundamentals
Growth and margin expansion support HY goals
Completes HY solution

KEY TAKEAWAYS

- Expanding market presence outside Europe
- Investing in customer-driven product innovation
- Accelerating financial results with ongoing margin expansion opportunities

HYSTER-YALE BOLZONI AURAMO MEYER 57

NUVERA® FUEL CELLS

Nuvera Fuel Cells

Transforming the way the world moves materials from Port to Home.


NUVERA

HYSTER-YALE

Hydrogen-Fueled Solutions Are A Competitive Advantage in Key Heavy-Duty Applications

Nuvera Fuel Cells makes HY a leading player in zero-emission power products


NUVERA E-60

NUVERA® FUEL CELLS

Focused on fuel cell engines and systems for high-power, high duty-cycle vehicle applications and energy systems. Fuel cell adoption has high potential to grow where batteries are a sub-optimal solution.

HYSTER-YALE NUVERA® FUEL CELLS 59

Long-Term Market is Immense, Adoption Rate has Slowed

Nuvera Fuel Cells focused on scalable products capable of broad market applicability

- Market growth behind expectations due to hydrogen infrastructure gaps and development timing of electrified heavy-duty vehicles
- Nuvera targeting early adopting customers and regions worldwide
- Nuvera products' modularity enables use in new end-markets:
  - Mobile / Stationary Power
  - Heavy Duty
  - Marine


End-markets (estimated for 2030)
Nuvera Products
Key end-markets
Material handling
Market size $0.3b
Commercial transport
Market size $20b
Other heavy-duty vehicles
Market size $0.3b
Marine
Market size $0.4b
Stationary power
Market size $6b
Rail
Market size $0.3b
Automotive
Market size $59bn
Total potential consolidated addressable market:
~$28b
<3 Wheel
Aviation
Space
Potential upside

HYSTER-YALE NUVERA® FUEL CELLS 60

Hydrogen Availability Increasing; Remains an Industry Bottleneck

Demand growth has outpaced current availability

GLOBAL HYDROGEN SUPPLY PROJECTS ANNOUNCED AS OF OCTOBER 2023


($B)
~$570B of projects announced
193
85
75
68
54
35
32
22
9
Europe
Latin America
Oceania
N. America
Middle East
China
Africa
India
Rest of Asia

- Hydrogen / fuel cells seen by governments across the world as key element of path to decarbonization
- Hydrogen infrastructure development accelerating globally
- Cost and operational challenges decreasing with growing availability

Source: Hydrogen Insights 2023 December Update - latest update on the global hydrogen economy from the Hydrogen Council and McKinsey & Company

HYSTER-YALE NUVERA FUEL CELLS
61

Focusing on Growth Opportunities in Target Markets

Increasing number of applications worldwide

STATIONARY & PORTABLE
- Stationary Power
- Power Generator
- Mobile Power Station
- Power Pack
- EV Rapid Charger

PORT EQUIPMENT
- Terminal Tractor
- Reach Stackers
- Top Loader
- Port Cranes

MARINE
- Water Taxi
- Marine Power Pack
- Modular Power Pack
- Auxiliary Power

VOCATIONAL TRUCKS
- Refrigerated Delivery Truck
- Semi-truck
- 10.5m / 9m Bus
- Bus Power Pack
- Class-7 Work Truck

OFF-ROAD & SPECIALTY
- Wheel Loader
- Mining Truck
- Shunt Locomotive
- Forklift Trucks
- Prototype Car

HYSTER-YALE NUVERA FUEL CELLS
62

Nuvera Fuel Cell Engines: Major Engagements/Projects

Nuvera in the field

Operational Nuvera® engines

PORT EQUIPMENT



Top Loader
E-45 twin (U.S.)



Reachstackers
E-45 twin (Germany/Spain)



Terminal Tractor
E-45 (Germany)

3rd-Party engine test collaborations in ports: Los Angeles (USA), Valencia (Spain), and Hamburg (Germany)

ON/ OFF-ROAD



10.5m Bus



Wheel Loader

Demonstrations underway in China in 2024

MARINE



Marine Power Pack
E-60 twin (Netherlands)

Helinor Energy project: energy solutions for maritime applications

ENGINE

125kW fuel cell engine for heavier-duty applications projected available in 2025



STATIONARY & PORTABLE POWER GENERATION



Power Pack
E-60 (Houston)



Mobile Genset/ EV Rapid Charger
E-60 (U.S.)

Customer collaboration to develop modular fuel cells for stationary and mobile generator applications

HYSTER-YALE NUVERA FUEL CELLS
63

Nuvera Fuel Cells: Near Term

PATH FORWARD

- Mobile power generation appears to have the greatest opportunity for near term commercial application
  - A number of applications in which diesel or battery power generation will not work effectively
- Hydrogen can be available for many of their applications
  - Local hydrogen available or onsite
  - Hydrogen tank delivery acceptable
- Nuvera is now undertaking focused study of size and timing of a mobile power strategy


Hydro Charge
HydroCharge
Hydrogen Powered Generator

HYSTER-YALE NUVERA FUEL CELLS
64

Nuvera Fuel Cells is a Strategic Multiplier for HY

Step change in emission-free powertrain solutions

KEY TAKEAWAYS

- Clean power source for 20+ applications today
- HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells
- Expanding fuel cell engine portfolio & services
- Increasing number of addressable markets
- With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions
- Focus on power generation or key source of near-term commercial opportunities


POWERED BY
NUVERA

NUVERA® FUEL CELLS

65

Appendix

Reconciliations

Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss) and Adjusted net income (loss) are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Working capital percentage of sales is defined as net working capital divided by revenues for the previous four quarters at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges.
- Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges.
- Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges.

Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages.

67

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss)

	($M)	LIFT TRUCK[1]	BOLZONI[1]	NUVERA[1]	CONSOLIDATED
Q4 2024	**Operating profit (loss)**	$45.3	$(4.4)	$(8.3)	$32.3
	Restructuring and impairment charges	$16.8	$4.3	$0.3	$21.4
	Adjusted operating profit (loss)	$62.1	$(0.1)	$(8.0)	$53.7
	Net income (loss)	--	--	--	$10.3
	Restructuring and impairment charges	--	--	--	$21.4
	Income tax expense adjustment[2]	--	--	--	$(5.6)
	Adjusted net income (loss)	--	--	--	$26.1
FY 2024	**Operating profit (loss)**	$276.7	$9.1	$(41.0)	$244.8
	Restructuring and impairment charges	$17.8	$4.3	$0.5	$22.6
	Adjusted operating profit (loss)	$294.5	$13.4	$(40.5)	$267.4
	Net income (loss)	--	--	--	$142.3
	Restructuring and impairment charges	--	--	--	$22.6
	Income tax expense adjustment[2]	--	--	--	$(5.9)
	Adjusted net income (loss)	--	--	--	$159.0

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2) Tax adjustment at statutory rate of 26%.

68

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) *continued*

($M)	HY 2021	LIFT TRUCK 2021
Operating profit (loss)	$(152.3)	$(86.9)
Impairment charges[(1)]	$81.7	$55.6
Adjusted operating profit (loss)	$(70.6)	$(31.3)
Net income (loss)	$(173.0)	
Impairment charges[(1)]	$70.0	
Tax valuation allowance adjustment[(2)]	58.6	
Adjusted net income (loss)	$(44.4)	

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets at Nuvera, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(2) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.

HYSTER-YALE

69

Working Capital Percentage of Sales Calculation

	2020	2021	2022	2023	2024
Accounts receivable	$412.1	$457.4	$523.6	$497.5	$488.4
Inventory	509.4	781.0	799.5	815.7	754.3
Accounts payable	(428.1)	(541.4)	(607.4)	(530.2)	(455.5)
Net Working Capital[(1)]	$493.4	$697.0	$715.7	$783.0	$787.2
Consolidated Revenue*	$2,812.1	$3,075.7	$3,548.3	$4,118.3	$4,308.2
Net Working Capital as % of Revenue	18%	23%	20%	19%	18%

*Revenue for 2020 – 2024 is actual fiscal year revenue.
(1)Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

HYSTER-YALE

70

Reconciliation of ROTCE

($M)	2020[(1)]	2021[(1)]	2022[(1)]	2023[(1)]	2024[(1)]
Average Stockholders' Equity	$554.5	$525.5	$241.9	$288.9	$454.4
Average Debt	310.3	373.4	535.2	532.2	476.0
Average Cash	(83.4)	(93.8)	(66.8)	(69.3)	(75.9)
Average capital employed	**781.4**	**805.1**	**710.3**	**751.8**	**854.5**
Net Income (loss)	37.1	(173.0)	(74.1)	125.9	142.3
Plus: Interest Expense, net	12.3	14.9	27.3	34.7	31.0
Plus: Restructuring and impairment charges[(2)]	--	70.0	--	--	22.6
Plus: Tax valuation on deferred tax assets[(3)]	--	58.6	--	--	--
Less: Income taxes on restructuring and impairment charges, net[(4)]	--	--	--	--	(5.9)
Less: Income taxes on interest expense, net[(4)]	(3.2)	(3.9)	(6.8)	(8.7)	(8.1)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$46.2**	**$(33.4)**	**$(53.6)**	**$151.9**	**$181.9**
Actual return on total capital employed percentage[(5)]	5.9%	(4.1%)	(7.5%)	20.2%	21.3%

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets at Nuvera, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(3) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.
(4) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2020, 2021 and 2024 and 25% for 2022 and 2023.
(5) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

HYSTER-YALE

71

Reconciliation of Adjusted EBITDA

($M)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2020**	**2021**	**2022**	**2023**	**2024**	**12/31/24**	**12/31/23**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	$37.1	$(173.0)	$(74.1)	$125.9	$142.3	$10.3	$25.2
Noncontrolling interest income and dividends	1.4	(10.2)	2.5	2.2	1.9	0.4	0.5
Income tax expense	3.7	28.3	9.2	52.9	74.8	13.3	16.0
Interest expense	13.7	15.5	28.4	37.3	33.8	7.7	9.1
Interest income	(1.4)	(0.6)	(1.1)	(2.6)	(2.8)	(0.4)	(0.7)
Depreciation and amortization expense	42.9	46.2	43.4	45.1	47.6	11.8	11.3
Restructuring and impairment charges[(1)]	-	81.7	-	-	22.6	21.4	-
Adjusted EBITDA	**$97.4**	**$(12.1)**	**$8.3**	**$260.8**	**$320.2**	**$64.5**	**$61.4**

($M)	Year Ended December 31					Qtr.
Lift Truck	**2020**	**2021**	**2022**	**2023**	**2024**	**12/31/24**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	$85.6	$(86.9)	$(10.4)	$229.6	$276.7	$45.3
Other income (expense)	3.3	7.3	3.7	7.5	5.2	(0.8)
Depreciation and amortization expense	30.1	32.3	31.0	32.7	34.5	8.3
Restructuring and impairment charges[(1)]	-	55.6	-	-	17.8	16.8
Adjusted EBITDA	**$119.0**	**$8.3**	**$24.3**	**$269.8**	**$334.2**	**$69.6**

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets at Nuvera, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.

HYSTER-YALE

72

Reconciliation of Adjusted EBITDA continued ($M) Year Ended December 31 Qtr. Bolzoni 2020 2021 2022 2023 2024 12/31/24 Reconciliation of Adjusted EBITDA Operating profit (loss) $1.0 $(1.8) $6.2 $15.3 $9.1 $(4.4) Other income (expense) - 0.5 0.3 (0.5) - (0.2) Depreciation and amortization expense 11.7 12.7 11.7 11.7 11.7 2.9 Restructuring and impairment charges - - - - 4.3 4.3 Adjusted EBITDA $12.7 $11.4 $18.2 $26.5 $25.1 $2.6 ($M) Year Ended December 31 Qtr. Nuvera 2020 2021 2022 2023 2024 12/31/24 Reconciliation of Adjusted EBITDA Operating profit (loss) $(36.1) $(62.3) $(34.3) $(36.4) $(41.0) $(8.3) Other income (expense) 1.3 4.5 - - - - Depreciation and amortization expense 1.1 1.2 0.7 0.7 1.4 0.6 Restructuring and impairment charges(1) - 26.1 - - 0.5 0.3 Adjusted EBITDA $(33.7) $(30.5) $(33.6) $(35.7) $(39.1) $(7.4) 73 (1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets at Nuvera, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss. Supplemental Information Disciplined Capital and R&D Expenditures 75 -15 5 25 45 65 85 2021 2022 2023 2024 Low Est. 2025 High Est. 2025 Lift Truck IT Systems Nuvera Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0% 2% 4% 0 40 80 120 160 2020 2021 2022 2023 2024 Est. 2025 Bolzoni Nuvera Lift Truck ($M) ($M) • ~39% of HY revenues come from new products released in the past 5 years  No change from Q3 ’24 R&D % of Revenues • 2024 capital expenditures of $48M • 2025 total estimated capital expenditures ranges from $40-$80M • Wide range due to global economic uncertainty and its impact on HY’s business results Range Americas 76% EMEA 19% Class 1* 26% Class 2* 9% Class 4* 13% Class 5* 46% _____________________ Source: Company: Q4 2024 Unit Revenues Americas 76% EMEA 19% HY Lift Truck Revenue by Geography & Class – Quarter & FY 12/31/24 76 Class 1* 25% Class 2* 9% Class 4* 14% Class 5* 46% 6% Class 3* _____________________ Source: Company: FY 12/31/24 Unit Revenues _____________________ Source: Company: FY 12/31/24 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included HY Q4 ‘24 Lift Truck Unit Revenue by ClassHY Q4 ’24 Lift Truck Unit Revenue by Geography HY FY ’24 Lift Truck Unit Revenue by Geography HY FY ’24 Lift Truck Unit Revenue by Class 4% Asia-Pacific / Japan 4% Asia-Pacific / Japan *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) 6% Class 3* _____________________ Source: Company: Q4 2024 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included China 1% China 1%

HY Dealer Data 77 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations December 31, 2024 Americas 9 82 12 64 30 263 16 16 67 425 EMEA 59 139 42 85 16 24 18 22 135 270 JAPIC 71 107 9 26 5 20 42 69 127 222 Total 139 328 63 175 51 307 76 107 329 917 *Maximal totals include all brands sold by dealers